MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JULY 8, 2014

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 28, 2014

CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

Effective immediately, the Statement of Additional Information of Met Investors Series Trust and Metropolitan Series Fund is amended as follows:

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for the MIST Trust and MSF Trust – The MIST Portfolios’ Subadvisory Fee Schedules,” the information regarding the ClearBridge Aggressive Growth Portfolio is replaced with the following:

ClearBridge Aggressive Growth(q)	0.350%	First $500 million
	0.300%	Next $1.35 billion
	0.250%	Next $150 million
	0.200%	Over $2 billion

(q) Prior to November 1, 2013, the subadvisory fee rate for ClearBridge Aggressive Growth Portfolio was at the annual rate of 0.350% of the first $500 million of the Portfolio’s average daily net assets, 0.300% of the next $1.5 billion and 0.250% of such assets over $2 billion.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SAI FOR FUTURE REFERENCE